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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


  We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated February 7, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-22195) and related Prospectus of LHS Group Inc. for the registration of 5,883,000 shares of its common stock.

                                       /s/ ERNST & YOUNG LLP

Atlanta, Georgia

March 28,1997